Exhibit 21

List of Subsidiaries

Company Name	State of Organization	DBAs
5800 Third Street Partners, LLC	Delaware

Acme Water Supply & Management Company	Florida

Alabama Property Ventures, LLC	Alabama

Aquaterra Utilities, Inc.	Florida

Asbury Woods, LLC	Illinois

Avalon Sienna III, LLC	Illinois

Avalon Sienna, LLC	Illinois

Bayhome USH, Inc.	Florida

Bella Oaks, LLC	Illinois

Blackstone CC, LLC	Colorado

Boca Greens, Inc.	Florida

Boggy Creek USH, Inc.	Florida

Bramalea California Properties, Inc.	California

Bramalea California Realty, Inc.	California

Bramalea California, Inc.	California

Brazoria County LP, Inc.	Nevada

Builders Acquisition Corp.	Delaware

Builders LP, Inc.	Delaware

Cambria, LLC	Illinois

Capevest, LLC	Florida

Cary Woods, LLC	Illinois

CBM Management, Inc.	New Jersey

Central Florida Executive Title, LLC	Florida

Cherrytree II LLC	Maryland

City View Lennar Highland Delongpre, LLC	Delaware

Claremont Ridge, LLC	Illinois

Claridge Estates, LLC	Illinois

Clodine-Bellaire LP, Inc.	Nevada

Colonial Heritage, LLC	Virginia

Colony Escrow	Washington

Columbia Station, LLC	Illinois

Concord at Bridlewood, LLC	Illinois

Concord at Cornerstone Lakes, LLC	Illinois

Concord at Interlaken, LLC	Illinois

Concord at Meadowbrook, LLC	Illinois

Concord at Pheasant Run Trails, LLC	Illinois

Concord at Ravenna, LLC	Illinois

Concord at the Glen, LLC	Illinois

Concord City Centre, LLC	Illinois

Concord Pointe, Inc.	Illinois

Coto de Caza, Ltd.	California

Coventry, LLC	Illinois

Craft Farm Venture, LLC	Delaware

Darcy-Joliet, LLC	Illinois

DCA Financial Corp.	Florida

DCA of Lake Worth, Inc.	Florida

E.M.J.V. Corp.	Florida

Eagle Home Mortgage Holdings, LLC	Delaware

Eagle Home Mortgage, LLC	Delaware

Eagle Home Mortgage of California, Inc.	Delaware

Eagle Home Mortgage, Inc.	Washington

Edgewater Reinsurance, Ltd.	Turks & Caicos Islands

Enclave Land, LLC	Illinois

ERMLOE, LLC	Florida

F&R QVI Home Investments USA, LLC	Delaware

F.P. Construction Corp.	Delaware

Fidelity Guaranty and Acceptance Corp.	Delaware

Florida Title Consultants	Florida

Fortress Holding—Virginia, LLC	Delaware

Fortress Illinois, LLC	Delaware

Fortress Management, Inc.	Texas

Fortress Missouri, LLC	Delaware

Fortress Mortgage, Inc.	Delaware

Fortress Pennsylvania Realty, Inc.	Pennsylvania

Fortress Pennsylvania, LLC	Delaware

Fortress-Florida, Inc.	Delaware

Fox-Maple Associates, LLC	New Jersey

Foxwood, LLC	Illinois

Gateway Commons, LLC	Maryland

Genesee Communities I, Inc.	Colorado

Genesee Communities II, LLC	Colorado

Genesee Communities III, Inc.	Colorado

Genesee Communities IV, LLC	Colorado

Genesee Communities IX, LLC	Colorado

Genesee Communities V, LLC	Colorado

Genesee Communities VI, LLC	Colorado

Genesee Communities VII, LLC	Colorado

Genesee Communities VIII, LLC	Colorado

Genesee Venture, LLC	Colorado

Golf Associates, LLC	New Jersey

Greystone Construction, Inc.	Arizona

Greystone Homes of Nevada, Inc.	Delaware	GHI Lennar Homes

Greystone Homes, Inc.	Delaware	GHI, Inc.

Greystone Nevada, LLC	Delaware

Greywall Club, LLC	Illinois

Harris County LP, Inc.	Nevada

Haverton, LLC	Illinois

Heathcote Commons LLC	Virginia

Heritage Harbour Realty, Inc.	Florida

Heritage Housing Group, Inc.	Maryland

Heritage USH, Inc.	Florida

Highland Dunes Developers, LLLP	Florida

Home Buyer’s Advantage Realty, Inc.	Texas

Home Integrity Insurance Company	Arizona

Homecraft Corporation	Texas

Homeward Development Corporation	Florida

Imperial Desert Holdings, Inc.	California

Imperial Desert Homes, LLC	California

Impressions, LLC	Illinois

Independence Legal Services, LLC	New Jersey

Independence Land Title Company, LLC	Texas

J. Lyons Enterprises, Inc.	New Jersey	Independence Abstract & Title

Kings Ridge Golf Corporation	Florida

Kings Ridge Recreation Corporation	Florida

Kings Wood Development Corporation	Florida

Landmark Homes, Inc.	North Carolina

Laureate Homes of Arizona, Inc.	Arizona

Legacy Homes, Inc.	North Carolina

Legends Club, Inc.	Florida

Legends Golf Club, Inc.	Florida

LENH I, LLC	Florida

LENH II, LLC	Florida

LENH III, LLC	Florida

LENH IV, LLC	Florida

Lennar 139 Polk, LLC	Illinois

Lennar Acquisition Corp. II	California

Lennar Aircraft I, LLC	Delaware

Lennar Americanos Douglas, LLC	California

Lennar Arizona Construction, Inc.	Arizona

Lennar Arizona, Inc.	Arizona

Lennar Associates Management Holding Company	Florida

Lennar Associates Management, LLC	Delaware

Lennar Aviation, Inc.	Delaware

Lennar Carolinas, LLC	Delaware

Lennar CDE, LLC	Delaware

Lennar Central Region Sweep, Inc.	Nevada

Lennar Charitable Housing Foundation	California

Lennar Chicago, Inc.	Illinois

Lennar Coastal Development Group II, LLC	Florida

Lennar Colorado, LLC	Colorado

Lennar Colorado Real Estate, Inc.	Colorado

Lennar Communities Development, Inc.	Delaware

Lennar Communities Nevada, LLC	Nevada

Lennar Communities of Chicago, LLC	Illinois

Lennar Communities of Florida, Inc.	Florida

Lennar Communities, Inc.	California

Lennar Construction, Inc.	Arizona

Lennar Coto Holdings, LLC	California

Lennar Developers, Inc.	Florida

Lennar Developers, Inc. II	Florida

Lennar Developers, Inc. III	Florida

Lennar Family of Builders—Alabama Limited Partnership	Delaware

Lennar Family of Builders GP, Inc.	Delaware

Lennar Family of Builders Limited Partnership	Delaware

Lennar Financial Services, LLC	Florida

Lennar Fresno, Inc.	California

Lennar Funding, LLC	Delaware

Lennar Gulf Coast, LLC	Delaware

Lennar Hingham Holdings, LLC	Delaware

Lennar Hingham JV, LLC	Delaware

Lennar Homes Holding LLC	Delaware

Lennar Homes of Arizona, Inc.	Arizona

Lennar Homes of California, Inc.	California

Lennar Homes of Colorado, LLLP	Colorado

Lennar Homes of Texas Land and Construction, Ltd.	Texas

Lennar Homes of Texas Sales and Marketing, Ltd.	Texas

Bay Oaks Sales Associates

Friendswood Development Company Friendswood Land Development Company

Houston Village Builders, Inc. Kingswood Sales Associates

Lennar Homes

Lennar Homes of Texas

Lennar Homes of Texas, Inc.

NuHome Designs

NuHome Designs, Inc.

NuHome of Texas

NuHome of Texas, Inc.

U.S. Home

U.S. Home of Texas

U.S. Home of Texas, Inc.

Village Builders

Village Builders, Inc. TX

Lennar Homes, LLC	Florida

Admiral Homes

Bent Creek Club, Inc

Classic American

Classic American Homes

Classic American Homes, Inc.

Club Carriage Pointe

Club Tuscany Village

Club Silver Palms

Copper Creek Club, Inc.

Lake Osborne Trailer Ranch

Lennar Century 8th Street Developers Lennar-Century 8th Street Developers Lennar Communities, North Florida Division

Oak Creek North Community Association, Inc.

Tripson Estates Club, Inc.

U.S. HOME

Verona Trace Club, Inc.

Your Hometown Builder

Lennar Houston Land, LLC	Texas

Lennar Illinois Trading Company, LLC	Illinois

Lennar Imperial Holdings Limited Partnership	Delaware

Lennar Insurance Services, LLC	Florida

Lennar La Paz Limited, Inc.	California

Lennar La Paz, Inc.	California

Lennar Land Partners Sub II, Inc.	Nevada

Lennar Land Partners Sub, Inc.	Delaware

Lennar Lytle, LLC	Delaware

Lennar Massachusetts Properties, Inc.	Delaware

Lennar Military Housing, Inc.	Delaware

Lennar Nevada Investments, a Nevada general partnership	Nevada

Lennar Nevada, Inc.	Nevada

Lennar New Jersey Properties, Inc.	Delaware

Lennar New York, LLC	New York

Lennar Northeast Properties LLC	New Jersey

Lennar Northeast Properties, Inc.	Nevada

Lennar Northland I, Inc.	California

Lennar Northland II, Inc.	California

Lennar Northland III, Inc.	California

Lennar Northland IV, Inc.	California

Lennar Northland V, Inc.	California

Lennar Northland VI, Inc.	California

Lennar Pacific Properties Management, Inc.	Delaware

Lennar Pacific Properties, Inc.	Delaware

Lennar Pacific, Inc.	Delaware

Lennar Pacific, L.P.	Delaware

Lennar PNW, Inc.	Washington

Lennar Port Imperial South Building 10, LLC (Roseland)	New Jersey

Lennar Port Imperial South Building 12, LLC	New Jersey

Lennar Port Imperial South, LLC	Delaware

Lennar Realty Trust	Maryland

Lennar Realty, Inc.	Florida

Lennar Reflections, LLC	Delaware

Lennar Renaissance, Inc.	California

Lennar Reno, LLC	Nevada	Barker-Coleman Communities Lennar Lennar Homes Lennar Communities

Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey

Lennar Riverside West, LLC	Delaware

Lennar Rockwell, Inc.	South Carolina

Lennar Sacramento, Inc.	California

Lennar Sales Corp.	California

Greystone Homes, Inc., A Delaware corporation

Lennar Bakersfield, Inc.

Lennar Homes of California, Inc., a California corporation

Lennar Rennaissance, Inc., a California corporation

Lennar Sacramento, a California corporation

US Home Winncrest Homes II, a California corporation

Lennar San Jose Holdings, Inc.	California

Lennar Seaport Partners, LLC	Delaware

Lennar Southland I, Inc.	California

Lennar Southland II, Inc.	California

Lennar Southland III, Inc.	California

Lennar Southwest Holding Corp.	Nevada

Lennar Stockton, Inc.	California

Lennar Texas Holding Company	Texas

Lennar Trading Company, LP	Texas

Lennar Vail, LLC	Delaware

Lennar West Gateway, LLC	Delaware

Lennar-KB Figueroa Central, LLC	Delaware

Lennar-KB Home (Buena Park) LLC	Delaware

Lennar-Kings Lake, Inc.	Florida

Lennar-Lantana Boatyard, Inc.	Florida

Lennar.Com, Inc.	Florida

Lennarstone Marketing Group, LLC	Arizona

Lenwin I, LLC	California

LFB Engineered Systems, Inc.	California

LFOB Fresno, LP	Delaware

LFOB Greystone, LP	Delaware

LFOB Lennar, LP	Delaware

LFOB Renaissance, LP	Delaware

LFOB U.S. Home, LP	Delaware

LFS Holding Company, LLC	Delaware

LH Eastwind, LLC	Florida

LH Highway 27, LLC	Delaware

LHI Renaissance, LLC	Florida

LHI, L.L.C.	Florida

Library Tower, L.L.C.	Illinois

LLT, LLC	Delaware

LN, LLC	Florida

Long Point Development Corporation	Texas

Lorton Station, LLC	Virginia

Louisiana Property Ventures, LLC	Louisiana

M.A.P. Builders, Inc.	Florida

Madrona Village Mews, LLC	Illinois

Madrona Village, LLC	Illinois

Marlborough Development Corporation	California

Marlborough Financial Corporation	California

Marlborough Mortgage Corporation	California

Mid-County Utilities, Inc.	Maryland

Midland Housing Industries Corp.	California

Midland Investment Corporation	California

Mission Viejo 12S Venture, LP	California

Mission Viejo Holdings, Inc.	California

Mississippi Property Ventures, LLC	Mississippi

Montgomery Crossings, LLC	Illinois

Moreno Valley Lakes 146-Via De Ray, LLC	Delaware

New Home Brokerage, Inc.	Florida

NGMC Finance Corporation, IV	Florida

North American Advantage Insurance Services, LLC	Texas

North American Asset Development Corporation	California

North American Insurance Services, LLC	Florida

North American Real Estate Services, Inc.	California

North American Services, LLC	California

North American Title Florida Alliance, LLC	Florida

North American Title Alliance, LLC	Florida

North American Title Company	Arizona

North American Title Company	California

North American Title Company	Minnesota

North American Title Company	Florida

North American Title Company	Illinois

North American Title Company	Maryland

North American Title Company	Nevada

North American Title Company	Texas

North American Title Company of Colorado	Colorado

North American Title Group, Inc.	Florida

North American Title Insurance Company	California

North County Land Company, LLC	California

Northbridge, LLC	Illinois

Northeastern Properties LP, Inc.	Nevada

Northern Land Company, LLC	Colorado

NuHome Designs, LLC	Texas

Oceanpointe Development Corporation	Florida

Ogden Pointe at the Wheatlands IV L.L.C.	Illinois

Ogden Pointe, LLC	Illinois

Orrin Thompson Construction Company	Minnesota

Orrin Thompson Homes Corp.	Minnesota

Paparone Construction Co.	New Jersey

Parc Chestnut, LLC	Illinois

Parc Huron, LLC	Delaware

PL Roseville Schools, LLC	California

Polo Club Pointe, LLC	Illinois

Polo Club, LLC	Illinois

Prestonfield L.L.C.	Illinois

Providence Glen, LLC	Illinois

Providence L.L.C.	Illinois

Raintree Village II, LLC	Illinois

Raintree Village, LLC	Illinois

Rancho Summit, LLC	California

Renaissance Place Hyde Park, LLC	Illinois

Rivenhome Corporation	Florida

Riverwalk at Waterside Island, LLC	Florida

RRKTG Lumber, LLC	Delaware

Rutenberg Homes of Texas, Inc.	Texas

Rutenberg Homes, Inc. (Florida)	Florida

S. Florida Construction II, LLC	Florida

S. Florida Construction III, LLC	Florida

S. Florida Construction IV, LLC	Florida

S. Florida Construction, LLC	Florida

San Felipe Indemnity Co., Ltd.	Bermuda

Santa Ana Transit Village, LLC	California

Savell Gulley Development Corporation	Texas

Seminole/70th, LLC	Florida

SFHR Management, LLC	Illinois

Siena at Old Orchard, LLC	Illinois

Silver Lakes-Gateway Clubhouse, Inc.	Florida

Sky Land Title, LLC	Florida

Sonoma, LLC	Illinois

Spanish Springs Development, LLC	Nevada

State Home Acceptance Corporation	Florida

Stoney Corporation	Florida

Stoneybrook Golf Club, Inc.	Florida

Strategic Cable Technologies, L.P.	Texas

Strategic Holdings, Inc.	Nevada	Lennar Communications Ventures

Strategic Technologies Communications of California, Inc.	California

Strategic Technologies, Inc.	Florida

Summerfield Venture L.L.C.	Illinois

Summerway Investment Corp.	Florida

Summerwood, LLC	Maryland

Summit Enclave, LLC	Illinois

Summit Glen, LLC	Illinois

Summit Land, LLC	Illinois

Summit Ridge 23, LLC	Illinois

Sunstar Enterprises, LLC	Delaware

Texas-Wide General Agency	Texas

The Club at Stoneybrook, Inc.	Florida

The Courts of Indian Creek, LLC	Illinois

The Fortress Group, Inc.	Delaware

The Grande By Lennar Builders, Inc.	Florida

The Homeward Foundation	Texas

The Preserve at Coconut Creek, LLC	Florida

The Sentinel Title Corporation	Maryland

The Sexton, LLC	Illinois

Trade Services Investments, Inc.	California

U.S. Home Acceptance Corporation	Delaware

U.S. Home & Development Corporation	Delaware

U.S. Home and Development Corporation	Delaware

U.S. Home Corporation	Delaware	Barry Andrews Homes Genesee Laureate Homes Lennar Lennar Corporation Lennar Homes Orrin Thompson Orrin Thompson Homes Corp. Patriot Homes The Genesee Company

U.S. Home Corporation of New York	New York

U.S. Home of Arizona Construction Co.	Arizona

U.S. Home of Colorado Real Estate, Inc.	Colorado

U.S. Home of Colorado, Inc.	Colorado

U.S. Home of West Virginia, Inc.	West Virginia

U.S. Home Realty Corporation	Florida

U.S. Home Realty, Inc.	Texas

U.S. Home Southwest Holding Corp.	Nevada

U.S. Insurers, Inc.	Florida

U.S.H. Corporation of New York	New York

U.S.H. Los Prados, Inc.	Nevada

U.S.H. Realty, Inc.	Maryland

UAMC Asset Corp, II	Nevada

UAMC Capital, LLC	Delaware

UAMC Holding Compay, LLC	Delaware

UAMC Holdings II	Nevada

Universal American Insurance Agency, Inc.	Florida

Universal American Insurance Agency, Inc.	Texas

Universal American Mortgage Company of California	California

Universal American Mortgage Company of Pennsylvania, Inc.	Florida

Universal American Mortgage Company, LLC	Florida

University Community Partners, LLC	Delaware

USH (West Lake), Inc.	New Jersey

USH Acquisition Corp.	Delaware

USH Apartments Corporation	Delaware

USH Bickford, LLC	California

USH Equity Corporation	Nevada

USH Funding Corp.	Arizona

USH Heritage Pom, LLC	Arizona

USH Millennium Ventures Corp.	Florida

USH Woodbridge, Inc.	Texas

USHHH, Inc.	Florida

West Adams Street, LLC	Illinois

West Chocolate Bayou Development Corp.	Texas

West Van Buren, LLC	Illinois

Westbrook Homes, LLC	Delaware

Westchase, Inc.	Nevada

Weststone Corporation	Florida

Woodlands Properties Venture, LLC	Delaware